Business Acquisition	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Business Acquisition

4. BUSINESS ACQUISITION

Norfolk Power Purchase Agreement

On April 2, 2013, Hydro One reached an agreement with The Corporation of Norfolk County to acquire 100% of the common shares of Norfolk Power Inc. (Norfolk Power), an electricity distribution and telecom company located in southwestern Ontario. The acquisition is pending a regulatory decision from the OEB. The purchase price for Norfolk Power will be approximately $93 million, subject to final closing adjustments. The transaction is anticipated to be completed in 2014. In anticipation of the Norfolk Power acquisition, the Company made a refundable deposit totaling $5 million, which was recorded in other current assets on the interim Consolidated Balance Sheet.